SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: December 21, 2001
                        (Date of earliest event reported)


                             VINA Technologies, Inc.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)





        Delaware                       0-31093                 77-0432782
----------------------------       ----------------            ----------
(State or Other Jurisdiction        (Commission          (I.R.S. Employer
     of Incorporation)              File Number)      Identification Number)


     39745 Eureka Drive, Newark, CA                           94560
     -------------------------------                          -----
 (Address of principal executive offices)                  (Zip Code)

                                 (510) 492-0800
                               -------------------
                         (Registrant's telephone number,
                              including area code)





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Item 5. Other Events.
        -------------

     On December 27, 2001, the Registrant issued the press release attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     (c) Exhibits.

     99.1 Press release of the Registrant dated December 27, 2001.







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


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: January 4, 2001

                             VINA Technologies, Inc.


     By /s/                  STANLEY E. KAZMIERCZAK
        ------------------------------------------------------------------------
                             Stanley E. Kazmierczak
                   Vice President and Chief Financial Officer




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



                                  EXHIBIT INDEX
                                  -------------

Exhibit No.                        Description
-----------                        -----------

  99.1    Press release of the Registrant dated December 27, 2001








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